VOYAGEUR MUTUAL FUNDS III
Delaware Select Growth Fund
Institutional Class
(the "Fund")

Supplement to the Fund's Prospectus dated August 26, 2005

The following replaces the information under the heading "Profile: Delaware Select Growth Fund - What are the Fund's fees and expenses?" on page 4:

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.	Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
	Maximum sales charge (load) imposed on reinvested dividends	none
	Redemption fees	none
	Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.	Management fees	0.74%
	Distribution and service (12b-1) fees	none
	Other expenses	0.71%
	Total operating expenses	1.45%
	Fee waivers and payments[2]	(0.18%)
	Net expenses	1.27%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[3] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.	1 year	$129
	3 years	$441
	5 years	$775
	10 years	$1,720

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 The investment manager has contracted to waive fees and pay expenses through August 31, 2006 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.25% of average daily net assets.

3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

This Supplement is dated September 27, 2005.